UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021 (May 4, 2021)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)    The Annual Meeting of Shareholders of American Express Company (the “Company”) was held on May 4, 2021. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-5, the percentages for and against each matter reflect all of the votes cast.
(b)
1.    Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Thomas J. Baltimore	555,675,404	108,727,823	1,009,645	55,185,701
Charlene Barshefsky	651,732,527	12,743,910	936,435	55,185,701
John J. Brennan	661,187,387	3,429,485	796,000	55,185,701
Peter Chernin	635,557,209	28,857,254	998,409	55,185,701
Ralph de la Vega	660,328,204	4,272,066	812,602	55,185,701
Michael O. Leavitt	657,219,555	7,384,176	809,141	55,185,701
Theodore J. Leonsis	653,076,080	11,522,299	814,493	55,185,701
Karen L. Parkhill	661,941,715	2,691,059	780,098	55,185,701
Charles E. Phillips	660,657,030	3,965,765	790,077	55,185,701
Lynn A. Pike	661,981,919	2,689,802	741,151	55,185,701
Stephen J. Squeri	624,489,078	39,274,394	1,649,400	55,185,701
Daniel L. Vasella	656,177,562	8,418,199	817,111	55,185,701
Lisa W. Wardell	648,723,017	15,692,375	997,480	55,185,701
Ronald A. Williams	634,177,158	30,215,535	1,020,179	55,185,701
Christopher D. Young	659,000,217	5,598,251	814,404	55,185,701

All 15 of the Company's nominees for director received over a majority of votes cast.
2.    Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
706,834,442	98.16%	13,205,025	1.83%	559,106	0
3.    Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
632,953,982	95.37%	30,684,931	4.62%	1,773,959	55,185,701
4.    Votes on a shareholder proposal relating to action by written consent were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
237,387,648	36.01%	421,771,665	63.98%	6,253,559	55,185,701
5.    Votes on a shareholder proposal relating to annual report on diversity were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
391,245,434	59.69%	264,207,549	40.30%	9,959,889	55,185,701

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Deputy Corporate Secretary

Date: May 6, 2021